Exhibit 10.5

                            PATENT SECURITY AGREEMENT


                  THIS PATENT SECURITY AGREEMENT, dated as of August 29, 2003 (this "AGREEMENT"), between DIOMED, INC., a Delaware corporation (the
"GRANTOR"), and GIBRALT US, INC., a Colorado corporation, as agent (in such capacity, the "DESIGNATED NOTE INVESTOR") for the Secured Parties (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in the Security Agreement referred to below).

                              W I T N E S S E T H:

                  WHEREAS, pursuant to a Security Agreement dated as of the date hereof (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), between the Grantor and the Designated Note Investor and in order to obtain the benefits referred to therein, the Grantor has granted to the Designated Note Investor a security interest in substantially all of the Grantor's property, including, without limitation, the Collateral referred to in SECTION 1 below; and

                  WHEREAS, pursuant to the Security Agreement, the Grantor has agreed to execute this Agreement in respect of its Collateral for recording with the U.S. Patent and Trademark Office and any other office in which a security interest in the Collateral may be recorded under the laws of any other applicable jurisdiction;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Grantor and the Designated Note Investor agree as follows:

         1.1 GRANT OF SECURITY. The Grantor hereby grants to the Designated Note Investor for the benefit of the Secured Parties a security interest in and to all of such Grantor's right, title and interest in and to the following (the "COLLATERAL"):

                  (a) the United States, international, and foreign patents, patent applications and patent licenses set forth in SCHEDULE A hereto opposite the name of such Grantor, as SCHEDULE A may be supplemented from time to time by supplements to the Security Agreement and this Agreement which may be executed and delivered by such Grantor to the Administrative Agent from time to time, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "PATENTS");

                  (b) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                  (c) any and all Proceeds of the foregoing.



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         1.2 SECURITY FOR OBLIGATIONS.  The pledge and collateral assignment of, and the grant of a security interest in, the Collateral by the Grantor under this Agreement secures the payment of all Secured Obligations of the Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

         1.3  RECORDATION.   The  Grantor   authorizes  and  requests  that  the
Commissioner of Patents and Trademarks and any other applicable government officer record this Agreement.

         1.4 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         1.5 GRANTS, RIGHTS AND REMEDIES. This Agreement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Designated Note Investor with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

         1.6 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.


                              [Signatures follow.]



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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

                                DIOMED, INC.
                                ("GRANTOR")


                                By: /s/ JAMES A. WYLIE, JR.
                                    --------------------------------------
                                    Name: James A. Wylie, Jr.
                                    Title: Chief Executive Officer




                                GIBRALT US, INC.,
                                as Designated Note Investor
                                ("DESIGNATED NOTE INVESTOR")


                                By: /s/ JOHNNY CIAMPI
                                    ---------------------------------------
                                    Name: Johnny Ciampi
                                    Title: Authorized Officer




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                                                                      SCHEDULE A



         Endovascular Laser Device and Treatment of Varicose Veins (EVLT)

         "A method for treating blood vessels using endovascular techniques to deliver laser energy."

Assigned to Diomed, Inc. by Robert J. Min, M.D., one of five named inventors, pursuant to Purchase Agreement dated July 23, 2003.


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           Country                              Number
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USA                             6,398,777
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WO                              200044296
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AU                              200029753
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EP                              1156751
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PCT                             US0002187 (applied 8/13/99)
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EP                              00908406 (applied 11/8/00)
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CA                              2361634 (applied 8/27/01)
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